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                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                  F O R M T-1

    STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
                            OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                           -------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____.

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

ORGANIZED UNDER THE LAWS OF                                     75-1992896
THE UNITED STATES OF AMERICA                                 (I.R.S. employer
(State of incorporation                                      identification no.)
if not a National Bank)

P.O. BOX 2320                                                   75221-2320
DALLAS, TEXAS                                                   (Zip Code)
(Address of principal executive offices)

LEE BOOCKER
TEXAS COMMERCE BANK N A
600 TRAVIS
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                   ------------------------------------------


                       HIGHWAYMASTER COMMUNICATIONS, INC.
                           HIGHWAYMASTER CORPORATION
            (Exact name of obligors as specified in their charters)



DELAWARE                                                        51-0352879
DELAWARE                                                        51-0340340

(States or other jurisdictions of                           (I.R.S. employer
incorporation or organization)                              identification nos.)

16479 DALLAS PARKWAY, SUITE 710
DALLAS, TEXAS                                                   75248
(Address of each obligor's principal executive offices)       (Zip Code)



                              13 3/4% SENIOR NOTES
                      (Title of the indenture securities)



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ITEM 1.           GENERAL INFORMATION.

                  Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                     NAME                                           ADDRESS
                  --------------------------------------------------------------
                  Comptroller of the Currency                   Washington, D.C.
                  Federal Reserve Bank                          Dallas, Texas
                  Federal Deposit Insurance Corporation         Washington, D.C.
                  National Bank Examiners                       Dallas, Texas

                  (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.           AFFILIATIONS WITH THE OBLIGOR.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

ITEM 16.          LIST OF EXHIBITS.

                  List below all exhibits filed as part of this statement of eligibility:

                  Exhibit 1.        A copy of the Articles of Association of the
                                    Trustee as now in effect.
                  Exhibit 2.        A copy of the certificate of authority of
                                    the Trustee to commence business.
                  Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers.
                  Exhibit 4.        A copy of the existing bylaws of the
                                    Trustee.
                  Exhibit 5.        Not Applicable.
                  Exhibit 6. The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.
                  Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
                  Exhibit 8.        Not Applicable.
                  Exhibit 9.        Not Applicable.




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                  Exhibit 1.        Incorporated by reference to exhibit bearing
                                    the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.
                  Exhibit 2 Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.
                  Exhibit 3. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.
                  Exhibit 4. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File
                                    No.333-34045.
                  Exhibit 6.        Incorporated herewith.
                  Exhibit 7. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No. 333-34045.



         The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.





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                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 17th day of October 1997.



                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                        By: /s/ JOHN G. JONES
                                           -------------------------------------
                                        Name:  John G. Jones
                                        Title: Vice President and Trust Officer





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                                   EXHIBIT 6


         Texas Commerce Bank National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in
Section 321 of said Trust Indenture Act of 1939.


                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                        By: /s/ JOHN G. JONES
                                           -------------------------------------
                                        Name:  John G. Jones
                                        Title: Vice President and Trust Officer
                                        Date:  October 17, 1997




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